                                                                 Exhibit 10.7(a)

                      Twenty-First Supplemental Indenture

                          Dated as of February 5, 1997


                                  By and Among

                           United Cities Gas Company

                                      and

                            Bank of America Illinois

                                      and

                        First Trust National Association

                                      and

                               Russell C. Bergman

                      Supplementing Indenture of Mortgage

                           Dated as of July 15, 1959

     This Twenty-First Supplemental Indenture, dated as of February 5, 1997, made by and among United Cities Gas Company, a corporation organized under the laws of the State of Illinois and the Commonwealth of Virginia (hereinafter called the "Company"), whose address is 5300 Maryland Way, Brentwood, Tennessee 37027, Bank of America Illinois, an Illinois state bank having its office at 231 South LaSalle Street, Chicago, Illinois 60697, First Trust National Association, a national banking association having its office at One Illinois Center, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (hereinafter called "First Trust"), and Russell C. Bergman, residing in the Village of Frankfort, Illinois.


                                   Recitals:

     The background of this Twenty-First Supplemental Indenture is:

       1. The Company heretofore executed and delivered to City National Bank and Trust Company of Chicago and R. Emmett Hanley, as Trustees, its Indenture of Mortgage dated as of July 15, 1959 (hereinafter sometimes referred to as the "Original Indenture"), providing for the issuance thereunder from time to time of First Mortgage Bonds of the Company, issuable in one or more series, and wherein and whereby the Company did grant, convey, mortgage, warrant to, the said Trustees, and each of them, and their respective successors and assigns, and create a security interest in, certain property of the Company in said Original Indenture as more particularly described therein for the security of all First Mortgage Bonds issued and to be issued thereunder.

       2. The Company has heretofore executed and delivered twenty supplemental indentures to the Original Indenture, designated as First through Twenty (the Original Indenture and all supplemental indentures, including this Twenty-First Supplemental Indenture, being herein called the "Indenture"), for the purpose of subjecting to the lien of the Indenture certain additional property heretofore and hereafter acquired by the Company, creating additional series of First Mortgage Bonds, and amending and supplementing the Indenture in certain respects.

       3. There have been issued under the Indenture various series of First Mortgage Bonds designated as Series A through V, inclusive, of which $115,000,000 in aggregate principal amount are outstanding as of December 31, 1996. The bonds of Series A, B, C, D, E, F, G, H, I, J, K, L, M, O and S have been retired as of December 31, 1996.

     4. On September 1, 1961, City National Bank and Trust Company of Chicago was merged with Continental Illinois National Bank and Trust Company of Chicago, formerly known as Continental Bank, National Association, a national banking association, which changed from a national banking association to an Illinois state bank on June 29, 1994, and is now known as Bank of America Illinois ("BAI"). BAI and certain of its affiliates entered into a Purchase and Assumption Agreement with First Bank National Association, the parent company of First Trust, which provided that First Bank National Association, or an affiliate, would purchase substantially all of the Illinois trust and agency appointments of BAI, including the appointment under the Indenture. First Trust and BAI thereupon entered into an Instrument of Transfer and Assignment of certain Illinois Appointments from BAI to First Trust, which provided for the succession by First Trust of substantially all of the Illinois trust and agency appointments of BAI, including the Indenture.

     5. Pursuant to Section 3-3 of the Corporate Fiduciary Act of the State of Illinois, 205 ILCS 620, (the "Act"), and the No-Objection Letter No. 95-1021 dated July 21, 1995, from the Illinois Commissioner of Banks and Trust Companies, title under the Indenture to all estate, properties, rights, powers and trusts under the Indenture held by the Trustee is vested by law in First Trust provided such succession is not prohibited by the Indenture. The sale by BAI of its corporate trust business to First Trust resulted in automatic succession by First Trust of the transferred accounts pursuant to the provisions of the Act, as such succession is not prohibited by the Indenture and First Trust is qualified and eligible to act as Trustee under the Indenture.

       6. On October 15, 1966, Ray F. Myers became individual trustee under the Indenture as successor to R. Emmett Hanley who resigned. On March 15, 1981, M.
J. Kruger became individual trustee under the Indenture as successor to Ray F. Myers who resigned. Russell C. Bergman has agreed to become the individual trustee under the Indenture as successor to M. J. Kruger, who has resigned, pending the appointment of a new individual trustee by First Trust.

       7. This Twenty-First Supplemental Indenture is executed, acknowledged and recorded to give notice to all persons that all power to act as Trustee and all right, title and interest of BAI to all estate, properties, rights, powers and trusts under the Indenture is now vested in First Trust, and that Russell C. Bergman has been appointed as the successor individual trustee under the Indenture.

                                  Article One

          Section 1.01. Appointment of First Trust as Successor Trustee. BAI hereby confirms the appointment of First Trust as Trustee under the Indenture and the vesting of all estate, properties, rights, powers and trusts under the Indenture in First Trust as Trustee under the Indenture.

          Section 1.02. Acceptance of Appointment by First Trust. First Trust hereby confirms its acceptance of all duties, obligations and powers as Trustee under the Indenture and agrees to perform all duties and obligations of the Trustee under the Indenture.

          Section 1.03. Ratification of Certain Actions Taken by BAI. First Trust hereby ratifies any and all action taken by BAI at the direction of First Trust after the effective time of the succession by First Trust of all duties and obligations as Trustee under the Indenture, including, but not limited to, any and all property releases made by BAI in accordance with the terms and provisions of the Indenture.

          Section 1.04. Appointment of Individual Trustee. First Trust hereby appoints Russell C. Bergman, as Individual Trustee under the Indenture as the successor to M. J. Kruger.

          Section 1.05. Acceptance of Appointment by Individual Trustee. Russell C. Bergman hereby confirms his acceptance as of February 5, 1997, of all duties and powers as Individual Trustee under the Indenture.

     In witness whereof, said United Cities Gas Company has caused its corporate name to be hereunto subscribed by its Senior Vice President and Treasurer and its corporate seal to be hereunto affixed and attested by its Secretary or by an Assistant Secretary, and said Bank of America Illinois has caused its corporate name to be hereunto subscribed by one of its Vice Presidents and its corporate
seal to be affixed and attested by                       and said First Trust
National Association, to evidence its acceptance of the trust hereby created and in it reposed, has caused its corporate name to be hereunto subscribed by its
           and its corporate seal to be affixed and attested by a             ,
and said Russell C. Bergman, to evidence his acceptance of the trust hereby created and in him reposed, has hereunto subscribed his name and affixed his seal, all as of the day and year first above written.

                                         United Cities Gas Company
[Corporate Seal]
                                         By /s/ James B. Ford
                                            -------------------------
                                           James B. Ford,
                                           Senior Vice President
                                             and Treasurer
Attest:

Shirley Hawkins, Secretary
Witnesses as to United Cities Gas Company:


                                         Bank of America Illinois,
                                         as predecessor trustee
                                         under the Indenture
[Corporate Seal]
                                         By
                                         Its
Attest:

Its

Witnesses as to Bank of America Illinois:


                                         First Trust National
                                         Association, as successor
                                         trustee under the
                                         Indenture
[Corporate Seal]
                                         By
Its
Attest:

Witnesses as to First Trust,National Association:


                                         Russell C. Bergman,
                                         Individual Trustee

Attest:

Witnesses to Russell C. Bergman:

State of Tennessee      )
                        )  SS.
County of Williamson    )

     I, Debra S. Johnson, Notary Public in and for the County and State aforesaid, do hereby certify that on this 6th day of February, 1997, personally appeared before me James B. Ford and Shirley Hawkins, to me personally known, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, who, being by me duly sworn, did say that they are Senior Vice President and Treasurer and Secretary, respectively, of United Cities Gas Company, a corporation organized under the laws of the State of Illinois and the Commonwealth of Virginia, that the seal affixed to the above and foregoing instrument is the corporate seal of said corporation and that said instrument was signed by them and sealed and delivered on behalf of said corporation by authority of its Board of Directors duly given, and the said Senior Vice President and Treasurer and Secretary acknowledged said instrument to be their free and voluntary act and deed and the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

     In Witness Whereof, I have hereunto set my hand and official seal this 6th day of February, 1997.

                                      /s/ Debra S. Johnson
                                     ------------------------
                                     Notary Public in and for
                                     the County and State
                                     aforesaid
[Notarial Seal]
My commission expires:

State of California     )
                        )  SS.
County of San Francisco )

     I, Kay Anderson-Wiebe, a Notary Public in and for the County and State aforesaid, do hereby certify that on this 25th day of February, 1997, personally appeared before me M. J. Kruger and Peet Saaret, to me personally known, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, who being by me duly sworn, did say that they are the Vice President and the Vice President, respectively, of Bank of America Illinois, an Illinois state bank, that the seal affixed to the above and foregoing instrument is the corporate seal of said association and that said instrument was signed by them and sealed and delivered on behalf of said association by authority of its Board of Directors duly given, and the said Vice President and Vice President acknowledged said instrument to be their free and voluntary act and deed and the free and voluntary act and deed of said association for the uses and purposes therein set forth.

     In Witness Whereof, I have hereunto set my hand and official seal this 25th day of February, 1997.

                                       /s/ Kay Anderson-Webe
                                      -----------------------
                                      Notary Public in and for
                                      the County and State
                                      aforesaid
[Notarial Seal]
My commission expires:

State of Illinois       )
                        )  SS.
County of Cook          )

     I, J.W. Jones, a Notary Public in and for the County and State aforesaid, do hereby certify that on this 28th day of February, 1997, personally appeared before me George N. Reaves and Brian King, to me personally known, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, who being by me duly sworn, did say that they are the Vice President and the Asst. Vice President, respectively, of First Trust National Association, a national banking association organized and existing under the national banking laws of the United States of America, that the seal affixed to the above and foregoing instrument is the corporate seal of said association and that said instrument was signed by them and sealed and delivered in behalf of said association by authority of its Board of Directors duly given, and the said George N. Reaves and Brian King acknowledged said instrument to be their free and voluntary act and deed and the free and voluntary act and deed of said association for the uses and purposes therein set forth.

     In Witness Whereof, I have hereunto set my hand and official seal this 28th day of February, 1997.

                                       /s/ J. W. Jones
                                      ------------------------
                                      Notary Public in and for
                                      the County and State
                                      aforesaid
[Notarial Seal]
My commission expires:

State of Illinois       )
                        )  SS.
County of Cook          )

     I, Stacy M. Coleman, a Notary Public in and for the County and State aforesaid, do hereby certify that on this 27th day of February, 1997, personally appeared before me Russell C. Bergman, personally known to me to be the person described in and who executed and whose name is subscribed to the foregoing instrument, and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

     In Witness Whereof, I have hereunto set my hand and official seal this 27th day of February, 1997.

                                      /s/ Stacy M. Coleman
                                     ---------------------------
                                     Notary Public in and for
                                     the County and State
                                     aforesaid
[Notarial Seal]
My commission expires:

State of Tennessee      )
                        )  SS.
County of Williamson    )

     Personally appeared before me Teresa Morris, who, being duly sworn, says that she saw the corporate seal of United Cities Gas Company affixed to the foregoing instrument and that she also saw James B. Ford, Senior Vice President and Treasurer, and Shirley Hawkins, Secretary of said United Cities Gas Company, sign and attest the same, and that she, with Pamela Todd witnessed the execution and delivery thereof as the act and deed of said United Cities Gas Company.

                                     /s/ Teresa Morris
                                    --------------------------
                                            Witness
[Notarial Seal]

Sworn to before me this      day of                    , 1997.

                                    Notary Public in and for the
                                    County and State aforesaid
My commission expires:

State of California     )
                        )  SS.
County of San Franciso  )

     Personally appeared before me Karen Mitani, who, being duly sworn, says that she saw the corporate seal of the Bank of America Illinois affixed to the foregoing instrument and that she also saw M. J. Kruger, Vice President, and Peet Saaret, Vice President of said Bank of America Illinois, sign and attest the same, and that she, with J. Savage, witnessed the execution and delivery thereof as the act and deed of the said Bank of America Illinois.

                                      /s/ Karen Mitani
                                     --------------------------
[Notarial Seal]                           Karen Mitani,
                                             Witness

Sworn to before me this 25th day of February, 1997.

                                     Notary Public in and for the
                                     County and State aforesaid

My commission expires:  March 15, 2000

State of Illinois       )
                        )  SS.
County of Cook          )

     Personally appeared before me M.T. Martin, who, being duly sworn, says that she saw the corporate seal of the First Trust National Association affixed to the foregoing instrument and that she also saw George N. Reaves, Vice President and Brian King, Assistant Vice President of said First Trust National Association, sign and attest the same, and that she, with S. Rhoden, witnessed the execution and delivery thereof as the act and deed of the said First Trust National Association.


                                     /s/ M.T. Martin
                                    -------------------------
[Notarial Seal]                          M.T. Martin,
                                           Witness

Sworn to before me this 27th day of February, 1997.

                                    Notary Public in and for the
                                    County and State aforesaid

My commission expires:  December 2, 2000

State of Illinois       )
                        )  SS.
County of Cook          )

     Personally appeared before me Frank J. Layo, who, being duly sworn, says that he saw the within named Russell Bergman sign, seal, and as his act and deed, deliver the foregoing instrument and that he, with Thomas Tomaszewski, witnessed the execution thereof.

                                         /s/ Frank J. Layo
                                        ----------------------
                                        Frank J. Layo, Witness
[Notarial Seal]

Sworn to before me this 27th day of February, 1997.

                                     Notary Public in and for the
                                     County and State aforesaid

My commission expires:  May 2, 1998

This Document was Prepared by:
Kristi A. Maher, Esq.
Chapman and Cutler
111 West Monroe Street
Suite 1600
Chicago, IL  60603-4080